Exhibit 99.2

Veritas Farms Forms Medical Advisory Board to Advance Hemp Research and New Product Development

Fort Lauderdale, Florida - September 17, 2019 - Veritas Farms, Inc. (OTCQB: VFRM) (“Veritas Farms” or the “Company”), a vertically integrated agribusiness focused on the production of full spectrum hemp oil products with naturally occurring cannabinoids, is pleased to the announce the formation of the Veritas Farms Medical Advisory Board. The initial four members appointed to the Veritas Farms Medical Advisory Board have wide-ranging medical expertise including surgery, pain management, chiropractic, health and wellness, dentistry, cosmetics, mental health, and addiction.

Alexander M. Salgado, CEO and co-founder of Veritas Farms, commented, “Working with a strong group of respected medical, scientific, and health and wellness experts through our newly formed Medical Advisory Board is a powerful short-term and long-term strategic growth tool for the Company. The first selected Medical Advisory Board members are ideally suited to complement our existing management team and our current expansion strategy and assist with the development of new products designed specifically for the medical community.”

Joining the Veritas Farms Medical Advisory Board are Fabrizio Mancini, DC, Julio E. Hernandez, DMD, Tapan Daftari, MD, and Pierluigi Mancini, PhD.

Dr. Fabrizio Mancini, DC (Chiropractic and Wellness). Dr. Mancini is widely known as “America’s #1 Healthy Living Media Expert”, a world-renowned chiropractor, Hay House’s international best-selling author of The Power of Self-Healing, and host of the popular radio show, Self-Healing with Dr. Fab.

Dr. Mancini is also the best-selling author of Chicken Soup for the Chiropractic Soul, an internationally acclaimed educator, business leader, consultant speaker, and President Emeritus of Parker University. He has been interviewed in various documentaries and has been featured on Dr. Phil, The Doctors, Fox News, CNN, CBS, ABC, NBC, Univision, Telemundo and others. Most recently, the President of Mexico named the library at UNEVE, Mexico’s new leading university, after him.

Dr. Julio E. Hernandez, DMD (Dentistry and Cosmetics). Dr. Hernandez is responsible for some of South Florida’s most brilliant smiles and beautiful faces. He has over two decades of experience in cosmetic dentistry, orthodontic and prosthodontic services and a decade of experience in facial aesthetics. In addition to regularly appearing in the press as a leading authority on cosmetic dentistry, Dr. Hernandez is a frequent guest on a variety of syndicated and international television programs.

Renowned for his work perfecting Smile Lifts, a procedure in which a smile is specifically customized for a client using veneers and/or crowns, Dr. Hernandez’s expertise also extends to orthodontics, dental implants, laser teeth whitening, and facial aesthetics. Dr. Hernandez is also the founder and developer of Dr. Julio’s SoBe Detox, a holistic detoxification program which aims to restore a participant’s natural well-being and harness the power of healthier habits.

Dr. Hernandez is a respected member of the dental and facial aesthetic community, serving as an active associate of The American Dental Association, the International Association of Orthodontics, International Association of Facial Aesthetics, and the American Academy of Facial Esthetics. He is a sustaining member of the American Academy of Cosmetic Dentistry and a fellow of the International Congress of Oral Implantologists. He is also past president of the New Dentist Alliance and Miami Beach Dental Society.

Dr. Hernandez earned his bachelor and DMD degrees from the University of Florida. He entered private practice with his father and expanded the practice to include four locations in Miami-Dade County, Florida.

Dr. Tapan Daftari, MD (Surgery and Pain Management). Dr. Daftari is one of the leading orthopedic and spine surgeons in the USA with over 31 years of experience. He has received numerous awards and distinctions such as Top Doctors of Orthopedic Surgery by Atlanta Magazine, Wellstar Health System Safety Award, Top Doc in Orthopedic Surgery by US News and World Report, AOA Honor Society, and others. He also has contributed to numerous peer reviewed journal publications and book chapters.

Dr. Daftari graduated from the Northwestern University The Feinberg School Of Medicine in 1988. He received his Spine Surgery Fellowship from William Beaumont Hospital in Royal Oaks, Michigan and is certified by The American Board of Orthopedic Surgeons. Dr. Daftari is currently affiliated with Emory Saint Joseph’s Hospital, Wellstar Cobb Hospital and Wellstar Kennestone Regional Medical Center in the Atlanta, Georgia area.

Dr. Pierluigi Mancini, PhD (Mental Health and Addiction). With over 30 years of experience in culturally and linguistically appropriate behavioral health treatment and prevention, Dr. Mancini is a highly sought after national and international consultants and speakers on mental health and addiction, his areas of expertise being immigrant behavioral health and health disparities.

In 1999, Dr. Mancini founded Georgia’s only behavioral health program designed to serve the Latino immigrant population by providing cultural and linguistically appropriate services in English, Spanish and Portuguese. Presently he is directing the National Latino Behavioral Health Association (NLBHA) run and Substance Abuse and Mental Health Services Administration (SAMHSA) funded National Hispanic and Latino Addiction Technology Transfer Center (NH&L ATTC) and Prevention Technology Transfer Centers (PTTC) programs. His book ¡Mental! In The Trump Era - Ten Inspirational Stories About Immigrants Overcoming Addiction, Depression and Anxiety in America is available in both English and Spanish on Amazon.com.

About Veritas Farms, Inc.

Veritas Farms, Inc. (OTCQB: VFRM) is a vertically integrated agribusiness focused on producing superior quality, whole plant, full spectrum hemp oils and extracts containing naturally occurring cannabinoids. The Company currently owns and operates a 140-acre farm and production facilities in Pueblo, Colorado, and is registered with the Colorado Department of Agriculture to grow industrial hemp. The Company markets and sells products under its Veritas Farms™ brand and manufactures private label products for a number of leading distributors and retailers.

Veritas Farms™ brand full spectrum hemp oil products include vegan capsules, tinctures, formulations for sublingual applications and infused edibles, lotions, salves, and oral syringes in a variety of size formats and flavors. All Veritas Farms™ brand products are third-party laboratory tested for strength and purity. The Company files periodic reports with the Securities and Exchange Commission, which can be viewed at www.sec.gov.

For additional information and online product purchase, visit www.theveritasfarms.com.

Veritas Farms, Inc. - Investor Contact

Toll-Free: (888) 549-7888

E-mail: ir@theveritasfarms.com

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Cautionary Language Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including those with respect to the Company’s mission statement and growth strategy, are “forward-looking statements.” Although the Company’s management believes that such forward-looking statements are reasonable, it cannot guarantee that such expectations are, or will be, correct. These forward-looking statements involve many risks and uncertainties, which could cause the Company’s future results to differ materially from those anticipated. Potential risks and uncertainties include, among others, general economic conditions and conditions affecting the industries in which the Company operates; the uncertainty of regulatory requirements and approvals; and the ability to obtain necessary financing on acceptable terms or at all. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update any of the information contained or referenced in this press release.

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